Sale of Accounts Receivable	12 Months Ended
Dec. 31, 2012
Sale of Accounts Receivable

7. Sale of Accounts Receivable

Prior to October 1, 2012, we sold most of our receivables to an affiliated entity at a discount of 2.5% of the face value. Proceeds from the sale of these assets were settled through CBI’s centralized cash management system. Effective October 1, 2012, we terminated our participation in this program and previously derecognized receivables of $25.9 million were transferred back to us.

As of December 31, 2011, derecognized and delinquent receivables associated with this arrangement were $20.7 million and $3.3 million, respectively. Credit losses on sold receivables were immaterial.

	For the years ended December 31,
(dollars in millions)	2012	2011	2010
Receivables sold, net	$127.8	$137.5	$70.2
Proceeds upon sale	124.6	134.0	68.4
Loss on sale	3.2	3.5	1.8
Servicing fees received	0.1	0.1	0.1